UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Gridline Communications Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 16, 2011

August 31, 2011

Dear Fellow Gridline Stockholders:

You are cordially invited to attend the Gridline Communications 2011 Annual Stockholders Meeting. The meeting will be held on Friday, September 16, 2011 at 1:00 P.M., CDT, at the Dallas/Plano Marriott at Legacy Town Center, 7121 Bishop Road, Plano, Texas 75024

We encourage you to vote your shares by returning the enclosed proxy using the addressed postage prepaid envelope accompanying it and, if your schedule permits, to attend the meeting. We would appreciate your support on the following management proposals:

•                  elect seven directors for a one-year term, and

•                  ratify the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for 2011.

Your vote is important, so please act at your first opportunity.

On behalf of your Board of Directors, thank you for your continued support of Gridline Communications.

/s/ Terry Dillon	/s/ Dr. Terry M. Heng
Terry Dillon	Dr. Terry M. Heng
President and Chief Executive Officer	Chairman of the Board

5900 Lake Forest Drive

Suite 300

McKinney, Texas 75070

Tel: +469/522/3001      Fax: +469.519.4762

www.gridlinecommunications.com

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

of

GRIDLINE COMMUNICATIONS HOLDINGS, INC.

August 31, 2011

To our Stockholders:

Our Annual Meeting will be held at the Dallas/Plano Marriott at Legacy Town Center, 7121 Bishop Road, Plano, Texas 75024 on Friday, September 16, 2011 at 1:00 P.M., CDT.

The purpose of the meeting is to:

•                  elect seven directors for a one-year term,

•                  ratify the appointment of Malone-Bailey LLP as the Company’s independent registered public accounting firm for 2011,

•                  consider and vote upon any stockholder proposal if properly presented at the meeting, and

•                  act upon each such other matters as may properly come before the meeting.

Only Gridline Communications stockholders of record at the close of business on August 12, 2011 (the “record date”) will be entitled to vote at the meeting. Please vote in one of the following ways:

•                       by marking, signing, dating and returning the enclosed proxy using the postage-paid envelope provided, or

•                       in person at the Annual Meeting.

By Order of the Board of Directors

/s/ George Schilling
George Schilling, Secretary

5900 Lake Forest Drive

Suite 300

McKinney, Texas 75070

Tel: +469/522/3001      Fax: +469.519.4762

www.gridlinecommunications.com

PROXY STATEMENT

For Annual Stockholders Meeting to Be Held On
September 16, 2011

ABOUT THE 2011 ANNUAL MEETING

This proxy statement (the “Proxy Statement”) is being furnished to holders of common stock, $0.001 par value per share (the “Common Stock”), of Gridline Communications Holdings, Inc. (“Gridline Communications” or the “Company”). Proxies are being solicited on behalf of the Board of Directors of the Company (the “Board”) to be used at the 2011 Annual Stockholders Meeting (the “Annual Meeting”) to be held at the Dallas/Plano Marriott at Legacy Town Center, 7121 Bishop Road, Plano, Texas 75024 on Friday, September 16, 2011 at 1:00 P.M., CDT, for the purposes set forth in the Notice of 2011 Annual Stockholders Meeting .

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will vote on some important Company matters. In addition, our management will report on the Company’s performance over the last fiscal year and, following the Annual Meeting, respond to questions from stockholders.

Why Am I Receiving These Materials?

You received these materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. As a stockholder, you are invited to attend and are entitled to vote on the items of business described in this Proxy Statement.

Who May Attend the Annual Meeting? How Can I Attend?

All stockholders of record as of August 12, 2011, or their duly-appointed proxies, may attend the Annual Meeting. You may be requested to show a valid picture identification and proof of your ownership of Common Stock of the Company. If you are a registered stockholder (that is, you hold your shares in certificate form), your proof of ownership will be your name appearing on our stock ledger as a registered stockholder. If, however, your shares are held in “street name” through a broker, bank or other custodian, nominee or fiduciary, a recent brokerage statement or letter from a broker, bank or other custodian, nominee or fiduciary is an example of proof of ownership.

If you arrive at the Annual Meeting without a valid picture identification and any necessary proof of your ownership of Common Stock of the Company, we reserve the right to not admit you to the Annual Meeting unless we are able to otherwise verify you are a Company stockholder or a duly-appointed proxy. IF YOU DO NOT HAVE A VALID PICTURE IDENTIFICATION AND PROOF THAT YOU OWN COMPANY COMMON STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.

May Stockholders Ask Questions?

Yes. Representatives of the Company will answer stockholders’ questions of general interest following the meeting. Although we hope it is unnecessary to do so, we reserve the right to allow individuals or groups to ask only one question, and no repetitive or follow-up questions, if we consider it necessary to allow a greater number of stockholders an opportunity to ask questions

How Many Votes Must Be Present to Hold the Annual Meeting.

Your shares are counted as present at the meeting if you attend the meeting in person of if you properly return a proxy by mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of Common Stock of the Company, as of August 12, 2011, must be present in person or represented by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum.

VOTING PROCEDURES

Who Is Entitled to Vote?

Only stockholders of record at the close of business on August 12, 2011 (the “record date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. On the record date, there were issued and outstanding 133,523,424 shares of Common Stock entitled to vote at the Annual Meeting. The Common Stock is the only class of voting securities of the Company entitled to vote at the Annual Meeting.

A list of stockholders entitled to vote at the meeting will be available for examination at the corporate offices of Gridline Communications., 5900 S. Lake Forest Dr., Ste 300, McKinney, Texas 75070 for ten days before the Annual Meeting and at the Annual Meeting.

How Can I Vote Without Attending the Annual Meeting?

If you are a registered stockholder, you can vote by marking, dating and signing the enclosed proxy, and returning it in the postage-paid envelope provided. Please promptly mail your proxy to ensure that it is received prior to the closing of the polls at the Annual Meeting. If your shares are held in “street name,” please check your proxy or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically through the Internet.

How Can I Change My Vote?

Registered stockholders can revoke their proxy at any time before it is voted at the Annual Meeting by either:

•                  Submitting another timely, later-dated proxy by mail;

•                  Delivering timely written notice of revocation to the Secretary, Gridline Communications Holdings, Inc., 11625 Custer Road, Ste 110-254, Frisco, Texas 75035-8087, or

•                  Attending the Annual Meeting and voting in person.

If your shares are held in “street name”, you must obtain a proxy, executed in your favor, from the holder of record (that is, your broker, bank or other nominee) to be able to vote at the Annual Meeting.

How Many Votes Must be Present to Conduct Business at the Annual Meeting?

In order for business to be conducted, a quorum must be represented in person or by proxy at the Annual Meeting. A quorum is a majority of the shares entitled to vote at the Annual Meeting. Shares represented by a proxy marked “abstain” will be considered present at the Annual Meeting for purposes of determining a quorum.

How Many Votes Am I Entitled to Cast?

You are entitled to cast one vote for each share of Common Stock you own on the record date. Stockholders do not have the right to vote cumulatively in electing directors.

Will My Shares Be Voted if I Do Not Provide Instructions to My Broker?

If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, that party, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions, your broker, bank or other nominee will be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of MaloneBailey LLP is a “discretionary” item. The election of directors is a “non-discretionary” item.

Who Represents My Proxy at the Annual Meeting?

If you do not vote in person at the Annual Meeting, but have voted your shares by signing and returning your proxy, you have authorized certain members of Gridline Communications management designated by the Board and named in your proxy to represent you and to vote your shares as instructed.

What if I Return a Proxy But Do Not Provide Specific Voting Instructions For Some or All of the Items?

All shares that have been properly voted by mail (unless such vote is later properly revoked) will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board. The Board recommends a vote: (1) “For” the election of the seven director nominees named in this Proxy Statement, and (2) “For” the ratification of the appointment of Malone-Bailey LLP as the Company’s independent registered public accounting firm for 2011.

What if Other Matters Are Voted on at the Annual Meeting?

If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by mail, the persons named as proxies in your proxy will have the discretion to vote on those matters for you. At the date we filed this Proxy Statement with the SEC, the Board did not know of any other matter to be raised at the Annual Meeting.

How Many Votes Are Required to Elect Directors?

Because the number of nominees nominated by the Company for election at the 2011 Annual Meeting is the same as the number of directors to be elected at the Annual Meeting, the Company expects the election of directors to be a non-contested election (a “Non-Contested Election”). To be elected, a director nominee must receive more “For” votes than “Against” votes. Abstentions will have no effect on the director election since only votes “For” and “Against” a nominee will be counted. If at the Annual Meeting additional persons are properly nominated from the floor for election as a director, causing the number of persons properly nominated to serve as directors of the Corporation to exceed the number of directors to be elected (a “Contested Election”), the directors shall be elected by a plurality of the votes of the shares represented at the meeting and entitled to vote on the election of directors.

How Many Votes Are Required to Ratify the Appointment of Malone-Bailey LLP as Gridline Communications’ Independent Registered Public Accounting Firm?

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Malone-Bailey LLP. Abstentions will have the same effect as a vote “Against” the proposal.

Who Counts the Vote?

The Company’s Senior Vice President and Chief Financial Officer, Kyle Stout, will tabulate the votes and will act as the inspector of election and all other votes. Mr. Stout is a certified public accountant subject to applicable professional ethics rules to maintain his CPA license. He is regarded by the Board of Directors to be of the highest integrity. Prior to discharging his inspector duties Mr. Stout also will sign an oath to faithfully and appropriately discharge his duties.

PROPOSAL NO. 1

ELECTION OF DIRECTORS FOR A ONE-YEAR TERM

How Many Directors Are Standing For Election and For What Term?

The number of directors of the Company to be elected at the Annual Meeting is seven. The directors elected at the Annual Meeting will serve until their respective successors are elected and qualified or until their earlier death or resignation.

NOMINEES

Who Are the Nominees?

Three of the seven nominees, Mr. Green, Mr. King and Mr. Quarrell, are first-time nominees who were recommended to our Nominating and Governance Committee by certain stockholders and accepted as qualified nominees; and thus are being nominated by the Company for election to the Board of Directors. The remaining four nominees, Mr. Byrd, Mr. Dillon, Mr. Ford and Mr. Schilling, are currently directors of the Company. The ages shown are as of July 31, 2011.

Name of Nominee (Age)	Principal Occupation	Principal Business

C. Stephen Byrd (63)	President	Executive and Employee Benefits
Gulf Coast Benefits Design, Inc.

Mr. Byrd has been a director since 2006. He has over 32 years experience in benefits management and consulting.

Terry Dillon (63)	President and CEO of the Company

Mr. Dillon has been a director since 2005. He also represents the Company through his serving as chairman of a policy committee of the European Information Market (EURIM) that is to advise the U.K. Parliament on smart grid/smart meter issues. Members of EURIM include Alcatel-Lucent, British Telecommunications, Cisco Systems, Fujitsu, IBM UK, Logica , Microsoft and Symantec, as well as the Company, and members of Parliament. EURIM’s website is www.eurim.org.uk.

Wallace Ford (61)	Principal and Founder	Management Consulting
Fordworks Associates, Inc.

Mr. Ford has been a director since 2005. He also is a member of the faculty of the School of International and Public Affairs at Columbia University, New York, New York.

Andrew D. Green (58)	Partner	Management Consulting
A.T. Kearney, Inc.

Mr. Green is a new nominee for election. Mr. Green has over 30 years consulting experience. A.T. Kearney, Inc’s website is www.atkearney.com. Mr. Green holds a B.A. degree from Brown University and a MBA degree from Harvard Business School.

Lester A. Perry (59)	Member	Law Practice
Hoole and King, LC

Mr. Perry is a new nominee for election. Mr. Perry has over 26 years of experience in banking, finance and commercial litigation. He is admitted to practice law before the Utah Supreme Court, the U.S. District Court for the District of Utah and the U.S Court of Appeals for the Tenth Circuit.

Nicholas T. Quarrell (43)	Director BPO/ITO Sales	network systems and applications
Hewlett-Packard

Mr. Quarrell is a new nominee for election. Prior to joining Hewlett-Packard in June, 2011, Mr. Quarrell was head of commercial sector sales (UK) and and network sales and solutions (UK) for T-Systems, Ltd., a subsidiary of Deutsche Telekom AG.

George Schilling (61)	Retired; Private Investments

Mr. Schilling has been a director since 2005. Prior to retirement, Mr. Schilling was President and CEO of Calypso Wireless, Inc. (research and development for solutions in wireless communications).

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE SEVEN NOMINEES NAMED HEREIN AS DIRECTORS. UNLESS OTHERWISE INDICATED ON YOUR PROXY, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF SUCH SEVEN NOMINEES AS DIRECTORS.

What if a Nominee is Unable to Serve as Director?

If any of the nominees named above is not available to serve as a director at the time of the Annual Meeting (an event that the Board does not now anticipate), the proxies will be voted for the election of such other person or persons as the Board may designate, unless the Board, in its discretion, reduces the number of directors.

CORPORATE GOVERNANCE MATTERS

What Are the Board’s Corporate Governance Principles?

The Board adheres to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. The Board has responsibility for management oversight and providing strategic guidance to the Company. The Board believes that it must continue to renew itself to ensure that its members understand the industries and the markets in which the Company operates, as evidenced by its recent selection of Mr. Green and Mr. Perry as new nominees. for election to our Board. The Board also believes that it must remain well-informed about the positive and negative issues, problems and challenges facing Gridline Communications and its industries and markets so that the Board members can exercise their fiduciary responsibilities to Gridline Communications stockholders.

What Are Our Directors’ Qualifications to Serve on the Gridline Communications Board?

The Board believes it should be comprised of individuals with appropriate skills and experiences to meet its board governance responsibilities and contribute effectively to the Company. Our Nominating and Governance Committee carefully considers the skills and experiences of current directors and new nominee candidates to ensure that they meet the needs of the Company before nominating directors for election to the Board. All of our non-employee directors serve on Board committees, further supporting the Board by providing expertise to those committees. The needs of the committees also are reviewed when considering nominees to the Board.

Which Directors Are Independent?

On August 12, 2011, the Board affirmatively determined that under the Gridline Communications Director Independence Guidelines, each of the current directors, Mr. Byrd, Mr. Ford Dr. Heng and Mr. Schilling are independent directors and were throughout the 2010 year. Because Mr. Dillon is an employee of the Company, he is not an independent director. Based on information provided the Company by each of the nominees for election to the Board of Directors, the Board of Directors has determined that each nominee to the Board other than Mr. Dillon, an employee of the Company, will be an independent director under the Gridline Communications Director Independence Guidelines.

How Was Independence Determined?

The Gridline Communications Director Independence Guidelines consist of the independence standards of NASDAQ for listing currently in effect.  The ownership of Gridline Communications Common Stock by a director or a director’s immediate family member will not be considered to be a material relationship that would impair a director’s independence.

Are the Members of the Nominating and Governance Committee Independent?

Yes. The Board has determined that all of the current members of the Nominating and Governance Committee are independent within the meaning of the Gridline Communications. Director Independence Guidelines.

BOARD OF DIRECTORS MATTERS

Who Are the Current Members of the Board?

Name	Principal Occupation	( Principal Business)

C. Stephen Byrd (63)	President	Executive and Employee Benefits
Gulf Coast Benefits Design, Inc.

Mr. Byrd has been a director since 2006. He has over 32 years experience in benefits management and consulting.

Terry Dillon (63)	President and CEO of the Company

Mr. Dillon has been a director since 2005. He also represents the Company through his serving as chairman of a policy committee of the European Information Market (EURIM) that is to advise the U.K. Parliament on smart grid/smart meter issues. Members include Alcatel-Lucent, British Telecomunications, Cisco Systems, Fujitsu, IBM UK, Logica , Microsoft and Symantec, as well as the Company, and some members of Parliament. EURIM’s website is www.eurim.org.uk.

Wallace Ford (61)	Principal and Founder	Management Consulting
Fordworks Associates, Inc.

Mr. Ford has served as a director since 2005. He also is a member of the School of International and Public Affairs at Columbia University, New York, New York.

Dr. Terry M. Heng (70) (1)	President and CEO	Custom Software Development
Uniquesoft LLC

Dr. Heng has been a director since 2005. He has a PhD in Electrical Engineering from the University of Glasgow. Prior to starting his business in 2007, Dr. Heng was a Senior Vice President at Motorola, Inc. when he retired in 2004.

George Schilling (61)	Retired; Private Investments

Mr. Schilling has served as a director since 2005. Prior to retirement, Mr. was President and CEO of Calypso Wireless, Inc. (research and development for solutions in wireless communications).

(1) Dr. Heng is the current Chairman of the Board. Dr. Heng informed the Company that he is not standing for reelection at the Annual Meeting to be able to devote more time to the business he founded, and that he has no disagreements with the Company regarding its operations, policies or practices.

How Often Did the Board Meet in 2010?

The Board held 12 meetings during 2010. Overall attendance at Board and committee meetings was 95%. Each incumbent director attended 92% or more of the combined total meetings of the Board and the committees on which he served during 2010. The independent directors met once in executive session during 2010.

How Many Directors Will Comprise the Board?

The Board is currently comprised of five directors. Immediately following the Annual Meeting, the Board will consist of seven directors. The Board has the authority under the Company’s Bylaws to increase or decrease the size of the Board and to fill vacancies between Annual Meetings.

Will the Directors Attend the Annual Meeting?

Board members are expected to attend the Annual Meeting.

What Are the Committees of the Board?

To assist it in carrying out its duties, the Board has delegated certain authority to several committees. The Company currently does not have an Audit Committee or a Compensation Committee. The Board currently has the following committees: (1) Nominating and Governance, and (2) Finance. Committee membership as of December 31, 2010 and the number of meetings of each committee during 2010, and in 2011 to date, are described below:

Non-Employee Director	Nom.& Gov.	Finance
Mr. Byrd		Chair
Mr. Ford	X	X
Dr. Heng		X
Mr. Schilling	Chair
Number of Meetings 2010	2	18

What Are the Functions of the Nominating and Governance Committee?

•                  Identify individuals qualified to become Board members, consistent with the criteria approved by the Board.

•                  Recommend director nominees and individuals to fill vacant positions.

•                  Assist the Board in interpreting the Company’s Board Governance Guidelines, and any other similar governance documents adopted by the Board.

•                  Generally oversee the governance and compensation of the Board.

What Are the Functions of the Finance Committee?

•                  Review the Company’s overall financial posture and capital structure.

•                  Review the need for equity and/or debt financing and specific outside financing proposals.

What is the Role of Independent Compensation Consultants in Executive and Director Compensation Determinations?

Because of the costs associated with engaging independent outside consultants in executive and director compensation matters, no such consultants have been retained by the Company. Were such consultants to be retained, the Board believes they would likely recommend executive compensation more favorable to our executives and directors than that currently paid by the Company.

How Are the Directors Compensated?

Each director of the Company has been compensated for his past services through the granting of ten-year options to acquire 750,000 shares of Common Stock at an exercise price of $0.10 a share. Directors received no cash compensation.  There are no understandings regarding compensation for directors after the Annual Meeting. It is expected that the Board of Directors will address this issue after the Annual Meeting given the anticipated election of individuals that will be new directors.

What is the Process for Identifying and Evaluating Director Candidates?

When selecting directors, the Board and the Nominating and Governing Committee review and consider many factors, including: experience in the context of the Board’s needs; leadership qualities; ability to exercise sound judgment; existing time commitments; years to retirement age; and independence. They also consider ethical standards and integrity. While the Company does not have a formal policy regarding diversity, diversity is one of several factors considered by the Board and the Nominating and Governance Committee when selecting director nominees. The Board and the Nominating and Governance Committee strive to nominate directors with a variety of complementary skills, backgrounds and perspectives so that, as a group, the Board will possess the appropriate talent, skills, experience and expertise to oversee the Company’s businesses. The Nominating and Governance Committee annually assesses the effectiveness of its director nomination process and the Board Governance Guidelines.

The Nominating and Governance Committee will consider nominees recommended by Gridline Communications stockholders provided that the recommendation contains sufficient information for the Nominating and Governance Committee to assess the suitability of the candidate, including the candidate’s qualifications. Stockholder-recommended candidates that comply with these procedures will receive the same consideration that candidates recommended by the Nominating and Governance Committee and management receive as discussed above.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF MALONE-BAILEY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011

The Board of Directors has appointed Malone-Bailey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. Because of the Company’s financial condition and costs associated with any appointment of an independent registered public accounting firm to obtain audited financial statements, since 2005 no services have been provided to the Company be Malone-Bailey LLP or any other independent registered public accounting firm.

We are asking our stockholders to ratify the selection of Malone Bailey LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the

Board is submitting the selection of Malone-Bailey LLP to our stockholders for ratification as a matter of good corporate practice.

Representatives of Malone-Bailey LLP have been invited to the Annual Meeting and if they attend will have the opportunity to make a statement if they desire and have the opportunity to respond to appropriate questions from stockholders.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Malone-Bailey LLP. Abstentions will have the same effect as a vote “Against” the proposal.

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the the Board. Even if the selection is ratified, the Board of Directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MALONE-BAILEY LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2011. UNLESS OTHERWISE INDICATED ON YOUR PROXY, YOUR SHARES WILL BE VOTED FOR THE RATIFICATION OF MALONE-BAILEY LLP.

OWNERSHIP OF SECURITIES

Security Ownership of Management and New Nominees For Election

The following sets forth information as of August 12, 2011 (except where otherwise noted), regarding the beneficial ownership of shares of Common Stock by each director and nominee for election as a director of the Company, by the persons named in the Summary Compensation Table in the section “Named Executive Officer Compensation” that appears later, and by all current directors and executive officers of the Company as a group.

		Shares Under	Total Shares	Percentage of
Name	Shares Owned	Exercisable Options	Beneficially Owned (1)	Outstanding Stock

C Stephen Byrd	350,000	750,000	1,100,000	*

Terry Dillon	3,250,000	4,500,000	7,750,000	5.6%

Wallace Ford		750,000	750,000	*

Andrew Green	1,127,500	—	1,127,500	*

Dr. Terry Heng	5,250,000	750,000	6,000,000	4.5%

Michael Massad	1,040,000	1,000,000	2,040,000	1.5%

Lester A. Perry	85,013	—	—	*

Nicholas T. Quarrell	—	—	—	0%

Kyle Stout	1,000,000	1,000,000	2,000,000	1.5%

George Schilling	180,000	750,000	930,000	*

All Directors and Executive Officers As a Group (7 Persons)	11,070,000	9,500,000	20,570,000	14.4%

* Less than 1%.

(1)Unless otherwise indicated, each person has sole voting and investment power over the shares reported.

Security Ownership of Principal Stockholders

The following table sets forth information with respect to any person who is known to be the beneficial owner of more than 5% of Company Common Stock as of July 31, 2010.

	Number of Shares and		Percent of
Name and Address	Nature of Beneficial Ownership		Outstanding Shares

Blaize Kaduru	10,337,125	(1)	7.7%
BBVA Compass
Meyerland Banking Center
Floor 1
4639 Beechnut Street
Houston, Texas 77096

Vernon L. Jackson	8,468,125	(2)	6.3%
4404 Century Road
Jefferson, Kentucky 40299

Dr. Ramiro Jordan	8,450,000	(3)	6.3%
ECE Dept. ISTEC, Inc.
1 University of New Mexico MSCO1 1100
Albuquerque, New Mexico 87131-001

Duncan Wine	8,299,554		6.2%
Northgate Securities
14505 Torrey Chase Blvd #111
Houston, Texas 77014

Terry Dillon	7,750,000	(4)	5.6%
5900 S. Lake Forest Drive Ste 300
McKinney, Texas 75070

(1) Includes 369,183 shares owned directly of record and over which Mr. Kaduru has sole voting and investment power, and 9,967,942 shares owned directly by Serengeti Group LP, a Texas limited partnership as to which Mr. Kaduru has sole voting and investment power.

(2) Includes 4, 015,850 shares owned directly of record and over which Mr. Jackson has sole voting and investment power, and 4,452,275 shares owned directly by iGate, Incorporated over which Mr. Jackson has sole voting and investment power.

(3) Includes 500,000 shares owned directly of record and over which Dr. Jordan has sole voting and investment power, and 7,950,000shares owned directly by KICHA Group LP, a Bahamian limited partnership as to which Dr. Jordan has sole voting and investment power.

(4) Includes options to acquire 4,500,000 shares at an exercise price of $0.10 per share.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis (the “CD&A”) describes our executive compensation philosophy. The Board of Directors is responsible for evaluating compensation levels and compensation programs for the Company’s executive officers and for determining appropriate compensation awards for executive management. The Board does not have a Compensation Committee.

In general, the compensation policies available for adoption and implementation by the Board have been severely limited because of the Company’s financial position and lack of revenues. In all cases, none of our officers have received full payment of their accrued base salary and no amount of a retention bonus awarded to encourage these individuals to remain with the Company. The awarding of shares of Common Stock and/or options to acquire Common Stock to executive officers and other employees has been the means through which the Board has sought to incentivize and retain employees throughout the Company’s development-stage period with limited working capital.

Compensation Philosophy and Objectives

Assuming adequate capitalization and working capital, the compensation policies that would be adopted by the Board of Directors generally would be designed to attract, retain and motivate the Company’s executives to meet the Company’s business objectives with the goal of enhancing long-term stockholder value. Additionally, the policies would seek to provide a vehicle to evaluate and measure the performance of the Company and its executives, and to compensate executives in accordance with the results of those evaluations. The policies would seek to align executive compensation with Company objectives, business strategy and financial performance. The Board would seek to achieve these objectives through a blend of both cash and non-cash compensation.

In applying these principles, the Company would seek to:

•   Reward executives for achieving certain business goals, including enhancing both short-term and long-term stockholder value;

•   Encourage an environment that rewards performance with respect to certain goals established by the Board or any Compensation Committee the Board may establish in the future;

•   Integrate compensation programs with the Company’s short and long-term business goals;

•   Attract and retain key executives critical to the long-term success of the Company;

•   Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of stock of the Company; and

•   Ensure that the Company’s compensation policies and programs do not encourage the Company’s executives to take unnecessary or excessive risks.

NAMED EXECUTIVE OFFICER COMPENSATION

We are required by Securities and Exchange Commission rules to disclose compensation information for certain Named Executive Officers, as that term is defined in those rules. Set forth below are certain tables and related executive compensation information for these Named Executive Officers. A substantial amount of the salary shown for each Named Executive Officer and all of the bonus granted as a “retention” bonus and now earned and accrued remains unpaid and owing to these individuals.

2010 Summary Compensation Table

					Grant Date
					Fair Value of
Name and		Salary		Bonus	Stock Award (1)	Total
Principal Position	Year	$		$	$	$
(a)	(b)	(c)		(d)	(e)	(f)

Terry Dillon, President and CEO	2010	150,000		60,000	—	210,000
	2009	150,000		60,000	—	210,000
	2008	150,000		60,000	—	210,000

Kyle Stout, Sr. VP and CFO	2010	120,000		48,000	—	168,000
	2009	80,000	(2)	48,000	100,000	228,000

Michael Massad Sr. VP—Sales	2010	120,000		30,000	—	150,000
	2009	120,000		30,000	—	150,000
	2008	96,000		24,000	—	120,000

(1) Fair value is equal to the fair market value per underlying share of Common Stock on the date of grant, which was $0.10 per share as determined by the Board of Directors.

(2) For the eight month period in which Mr. Stout was employed by the Company in that year.

[This space left intentionally blank.]

The following table sets forth the equity awards held by our Named Executive Officers at December 31, 2010.

Outstanding Equity Awards at 2010 Fiscal Year-End

	Number of	Number of
	Securities	Securities
	Underlying	Underly
	Unexercised	Unexercised
	Options (#)	Options (#)	Option	Option
	Exercisable	Unexercisable	Exercise	Expiration
Name	(Vested)	(Unvested)	Price	Date
(a)	(b)	(c)	(d)	(e)

Terry Dillon	2,500,000	0	$0.10	July, 2015
	2,000,000	0	$0.10	September, 2016

Kyle Stout	1,000,000	0	$0.10	April, 2019

Michael Massad	1,000,000	0	$0.10	April, 2017

Change in Control Agreements. We have no “change in control” agreement with any Named Executive Officer entitling that individual to any compensation payable because of a change in control of the Company and a subsequent termination of employment or change of responsibilities.

COMMUNICATIONS

How Can I Recommend a Director Candidate to the Nominating and Governance Committee?

The Nominating and Governance Committee will consider a candidate for director recommended by a stockholder. A candidate must be highly qualified and be both willing and expressly interested in serving on the Board. A stockholder wishing to propose a candidate for consideration should forward the candidate’s name and other information requested in the next paragraph in writing to the Nominating and Governance Committee, c/o Secretary, Gridline Communications Holdings, Inc., by mail sent to 11625 Custer Road Ste 110-254, Frisco, TX  75035-8087, or by email sent to Boardsec@gridlinecommunications.com. A stockholder recommendation of a candidate should be received by the Company by 5:00 p.m., CDT, on February 15, 2012 to allow sufficient time for due deliberation and consideration by the Nominating and Governance Committee.

A stockholder wishing to propose a candidate for director is requested to submit in writing to the Nominating and Governance Committee the following information: (i) the name, age, business address and, if known, residence address of each proposed candidate, (ii) the principal occupation or employment of each proposed candidate, (iii) the skills, experiences and qualifications of the proposed candidate in the opinion of the stockholder recommending him or her, (iv) any other information the proposing stockholder wishes to bring to the attention of the Nominating and Governance Committee, including phone numbers and any email address to facilitate the Nominating and Governance Committee contacting the recommended candidate, (v) the name and address of the recommending stockholder, as they appear on the Corporation’s books, and any other contact information the recommending stockholder may choose to provide, and (vi) a description of all arrangements or understandings between the recommending stockholder and each proposed candidate and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made by such stockholder.

The Nominating and Governance Committee will consider director candidates recommended by Gridline Communications stockholders provided that the recommendation contains sufficient information for the Nominating and Governance Committee to assess the suitability of the candidate, including the candidate’s qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Nominating and Governance Committee and management receive.

What is the Deadline and How Do I Submit Proposals For the 2012 Annual Meeting?

Any stockholder who intends to present a proposal at the Company’s 2012 Annual Stockholders Meeting and have it included in the Company’s proxy materials for that meeting must send the proposal to: Secretary, Gridline Communications Holdings, Inc., 11625 Custer Road, Ste. 110-254, Frisco, TX 75035-8087. The proposal must be received by the Company no later than May 19, 2012, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. The Company is not obligated to include any stockholder proposal in its proxy materials for the 2012 Annual Stockholders Meeting if the proposal is received after 5:00 pm Central Time on May 19, 2012.

How Can I Communicate with the Board?

All communications to the Board of Directors, Chairman of the Board, the non-management directors or any individual director, must be in writing and addressed to them c/o Secretary, Gridline Communications Holdings, Inc., 11625 Custer Road, Ste.110-254, Frisco, TX 75035-8087, or by email to Boardsec@gridlinecommunications.com. Our Secretary reviews all written communications and forwards to the Board a summary and/or copies of any such correspondence that is directed to the Board or that, in the opinion of the Secretary, deals with the functions of the Board or Board committees or that he otherwise determines requires the Board’s or any Board committee’s attention.

OTHER MATTERS

Other Business at Annual Meeting

The Board knows of no other business to be transacted at the Annual Meeting, but if any other matters do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote or act with respect to them in accordance with their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

Each director and certain officers of the Company are required to report to the SEC, by a specified date, his or her transactions related to Gridline Communications Common Stock. In 2010, there were no reportable transactions.

Manner and Cost of Proxy Solicitation

The Company pays the cost of soliciting proxies. In addition to mailing proxies, officers, directors and regular employees of the Company, acting on its behalf and without additional compensation, may solicit proxies by telephone, personal interview or other electronic means. You may also be solicited by means of press releases issued by the Company. The Company will, at its expense, request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

August 31, 2011	By Order of the Board of Directors,

/s/ George Schilling
George Schilling
Secretary

Gridline Communications Holdings, Inc.

Proxy for 2011 Annual Stockholders Meeting

(Please Complete, Sign, Date and Return Promptly)

The undersigned stockholder of GRIDLINE COMMUNICATIONS HOLDINGS, INC. (“Company”), McKinney, Texas, does hereby nominate, constitute and appoint Wallace Ford and George Schilling or either of them (with full power to act alone), my true and lawful attorney(s) and proxy(ies) with full power of substitution, for me and in my name, place and stead, to vote all of the Common Stock of the Company standing in my name on its books at the close of business on August 12, 2011 at the Annual Stockholders Meeting to be held at the Dallas/Plano Marriott at Legacy Town Center, 7121 Bishop Road, Plano, Texas 75024 on September 16, 2011, at 1:00 p.m., CDT, and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1.     Election of Directors. To elect as directors the following seven (7) nominees:

C. STEPHEN BYRD, TERRY DILLON, WALLACE FORD,
ANDREW D. GREEN, LESTER A. PERRY, NICHOLAS T. QUARRELL and
GEORGE SCHILLING

☐ FOR all nominees (except as	☐ WITHHOLD AUTHORITY to
otherwise indicated below)	vote for all nominees

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike through that nominee’s name or write that nominee’s name on a line below)

2.     Ratification of the appointment of Malone-Bailey LLP.

☐ For	☐ Against	☐ Abstain

3.     Stockholder Proposal. To consider and vote upon any stockholder proposal if properly presented at the meeting. (The Board of Directors does not know of any stockholder proposals.)

4.     Other Business. To act upon any other matter as may properly be brought before the Annual Meeting or any adjournment thereof. (The Board of Directors does not know of any other matters.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED IN ITEM 1 AND “FOR” THE RATIFICATION OF MALONE-BAILEY LLP.

Information regarding the matters to be acted upon at the meeting is contained in the Notice of Annual Stockholders Meeting and Proxy Statement accompanying this proxy.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT. IF NO INSTRUCTION IS INDICATED, THEN THE ABOVE-NAMED PROXIES, OR ANY ONE OF THEM, WILL VOTE THE SHARES REPRESENTED “FOR” ALL OF THE NOMINEES LISTED IN ITEM 1, “FOR” THE RATIFICATION OF MALONE-BAILEY LLP, AND IN ACCORDANCE

[please see reverse side and complete, date, sign and return promptly]

WITH THEIR DISCRETION ON ANY STOCKHOLDER PROPOSAL OR OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

IN WITNESS WHEREOF, I have hereunto set my hand this               day of September, 2011.

Individual Stockholder(s)

Signature of Stockholder	Signature of Stockholder, If Jointly Held

Printed Name as Signed Above	Printed Name as Signed Above as Joint Holder

Non-Individual Stockholder

Printed Legal Name of Non-Individual Stockholder

;
Signature of Authorized Representative(s)

Full Title of Position of Authority to Sign

Please sign above exactly as your name appears on the stock records of the Company. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

An addressed postage prepaid envelope is enclosed for your convenience in promptly returning your proxy.

The prompt return of your proxy will help the Company avoid additional costs in soliciting proxies.